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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 23, 2006

                                 LSB CORPORATION
             (Exact name of registrant as specified in its charter)

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
       MASSACHUSETTS                    000-32955                04-3557612
(State or other jurisdiction     (Commission File Number)         (I.R.S.
    of incorporation)                                            Employer
                                                             Identification No.)
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                             30 MASSACHUSETTS AVENUE
                       NORTH ANDOVER, MASSACHUSETTS 01845
                                 (978) 725-7500

        (Address, including zip code, of registrant's principal executive offices and registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

     (a) Effective February 23, 2006, the Boards of Directors (collectively, "the Boards") of LSB Corporation ("the Registrant") and its principal operating subsidiary, Lawrence Savings Bank ("the Bank"), and Gerald T. Mulligan, President and Chief Executive Officer, by mutual agreement, terminated the Employment Agreement dated January 3, 2006 (the "Employment Agreement") between Mr. Mulligan, the Registrant and the Bank. In conjunction therewith, the Boards resolved that Mr. Mulligan should continue to serve as President and Chief Executive Officer of the Registrant and the Bank with the same compensation as provided in the Employment Agreement and with the benefits applicable to senior officers and employees generally until further order of the Boards. For a description and the text of the Employment Agreement, please see the Current Report of the Registrant on Form 8-K filed with the Securities and Exchange Commission on November 4, 2005, and Exhibit 10.17 thereto, which Report and Exhibit are attached hereto and incorporated by reference herein as Exhibits
99.1 and 10.1, respectively. The letter dated February 23, 2006 from Mr. Mulligan, countersigned on behalf of the Boards by Thomas J. Burke, Chairman of the Boards, memorializing the termination of the Employment Agreement is attached hereto and incorporated by reference herein as Exhibit 10.2. A copy of the Resolutions adopted by the Boards authorizing the termination of the Employment Agreement is attached hereto and incorporated by reference herein as
Exhibit 99.2.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (c) The following exhibits are filed with this Report:

     10.1 Exhibit 10.17 to the Current Report of Registrant on Form 8-K filed November 4, 2005, and incorporated by reference herein.

     10.2 Letter dated February 23, 2006 from Gerald T. Mulligan, President and Chief Executive Officer, to Board of Directors, LSB Corporation.

     99.1 Current Report of Registrant on Form 8-K filed November 4, 2005, and incorporated by reference herein.

     99.2 Resolutions of LSB Corporation and Lawrence Savings Bank Adopted at a Joint Meeting of the Board of Directors, February 23, 2006.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSB CORPORATION

DATED: March 1, 2006


By: /s/ GERALD T. MULLIGAN
    -------------------------------------
    Gerald T. Mulligan
    President and Chief Executive Officer

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EXHIBIT INDEX

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
Exhibit No.                           Description
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
10.1 Exhibit 10.17 to the Current Report of Registrant on Form 8-K filed November 4, 2005, and incorporated by reference herein.

10.2 Letter dated February 23, 2006 from Gerald T. Mulligan, President and Chief Executive Officer, to Board of Directors, LSB Corporation.

99.1 Current Report of Registrant on Form 8-K filed November 4, 2005, and incorporated by reference herein.

99.2 Resolutions of LSB Corporation and Lawrence Savings Bank Adopted at a Joint Meeting of the Board of Directors, February 23, 2006.
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